UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2024

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The board of directors of Lucid Diagnostics Inc. (the “Company”) has determined to reschedule the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting, previously scheduled for 11:00 a.m. Eastern Time on June 20, 2024, has been rescheduled for 11:00 a.m. Eastern Time on July 23, 2024. The Annual Meeting was rescheduled in order to modify the proposals to be voted upon.

The Company established a new record date of May 29, 2024 for determining stockholders entitled to notice of and to vote at the rescheduled Annual Meeting. As a result, the Company will send a new notice and proxy statement for the rescheduled Annual Meeting. There is no change to the location of the Annual Meeting. Stockholders will be able to attend and participate in the rescheduled Annual Meeting online by visiting https://www.cstproxy.com/luciddx/2024.

Important Additional Information and Where to Find It

Concurrently with the filing of this current report, the Company is filing a revised preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the rescheduled Annual Meeting. Following the filing of the revised definitive proxy statement with the SEC, the Company will mail the revised definitive proxy statement and a revised proxy card to each stockholder entitled to vote at the rescheduled Annual Meeting. Investors and security holders are encouraged to read the revised preliminary proxy statement, and the revised definitive proxy statement and any other relevant documents filed with the SEC when such documents become available, because they will contain important information. Security holders will be able to obtain the revised preliminary proxy statement, and when available the revised definitive proxy statement and other relevant materials filed by the Company with the SEC, free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.luciddx.com.

Participants in Solicitation

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the rescheduled Annual Meeting. Information concerning the Company’s participants is set forth in the revised preliminary proxy statement, being filed concurrently with this current report, for the rescheduled Annual Meeting. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the rescheduled Annual Meeting may be included in the revised definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

3